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                                                            EXHIBIT 10.2

                              REVOLVING CREDIT NOTE

$5,000,000.00                                               September 30, 1999


         FOR VALUE RECEIVED, the undersigned, LTC HEALTHCARE ACQUISITION COMPANY, INC., a Nevada corporation, LTC HEALTHCARE OF ATLANTA, INC., a Nevada corporation, LTC HEALTHCARE OF BONNER SPRINGS, INC., a Nevada corporation, LTC HEALTHCARE OF CHICOPEE, INC., a Nevada corporation, LTC HEALTHCARE OF COFFEYVILLE, INC., a Nevada corporation, LTC HEALTHCARE OF CONVERSE, INC., a Nevada corporation, LTC HEALTHCARE OF FORT VALLEY, INC., a Nevada corporation, LTC HEALTHCARE OF GARDNER, INC., a Nevada corporation, LTC HEALTHCARE OF HOLYOKE, INC., a Nevada corporation, LTC HEALTHCARE OF JESSUP, INC., a Nevada corporation, LTC HEALTHCARE OF NEW PORT RICHEY, INC., a Nevada corporation, LTC HEALTHCARE OF SALINA, INC., a Nevada corporation, LTC HEALTHCARE OF SHEPARD, INC., a Nevada corporation, LTC HEALTHCARE OF SOUTH HADLEY, INC., a Nevada corporation, LTC HEALTHCARE OF SPRINGFIELD, INC., a Nevada corporation, LTC HEALTHCARE OF STATESBORO, INC., a Nevada corporation, LTC HEALTHCARE OF TYLER, INC., a Nevada corporation, LTC HEALTHCARE OF WHIGHAM, INC., a Nevada corporation, LTC HEALTHCARE RECEIVABLES, INC., a Nevada corporation, (collectively, "Borrower"), jointly and severally, promise to pay, in lawful money of the United States, to the order of HELLER HEALTHCARE FINANCE, INC. , a Delaware corporation (together with its successors and assigns, "Lender"), the principal sum of Five Million and No/100 Dollars ($5,000,000.00), or so much of such principal sum as shall be advanced or readvanced and shall remain unpaid under the Loan established pursuant to that certain Loan and Security Agreement dated as of even date with this Note by and among the undersigned and Lender (as amended, modified, restated or replaced from time to time, the "Loan Agreement"), plus interest on the unpaid balance thereof, computed on a 360-day basis, at the rate per annum that is set forth in the Loan Agreement.

         1. All capitalized terms used and not otherwise specifically defined in this Revolving Credit Note (as amended, modified, restated or replaced from time to time, the "Note") shall have the meanings given to them in the Loan Agreement.

         2. This Note shall evidence the undersigned's obligation to repay all sums advanced by Lender from time to time under the Loan Agreement and as part of the Loan. The actual amount due and owing from time to time under this Note shall be evidenced by Lender's records of receipts and disbursements with respect to the Loan, which shall be conclusive evidence of that amount, absent manifest error.

         3. Interest due pursuant to this Note shall be payable monthly, in arrears, on the first Business Day of each month after the date of this Note (for the previous month). For purposes of

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this Note, a "Business Day" shall mean any day on which banks are open for business in Maryland, excluding Saturdays and Sundays.

         4. This Note shall become due and payable upon the earlier to occur of (i) the expiration of the Term, or (ii) the occurrence of any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable. At such time, the entire principal balance of this Note and all other fees, costs and expenses, if any, shall be due and payable in full. Lender shall then have the option at any time and from time to time to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness under this Note and the other Loan Documents. This Note is secured by the Collateral, as defined in and described in the Loan Agreement.

         5. Whenever any principal and/or interest and/or fee under this Note shall not be paid when due, whether at the stated maturity or by acceleration, interest on such unpaid amounts shall thereafter be payable at a rate per annum equal to two (2) percentage points above the stated rate of interest on this Note until such amounts shall be paid.

         6. The undersigned and Lender intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated by the Loan Agreement or this Note would be usurious under such laws, then notwithstanding any other provision hereof: (i) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the undersigned by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Lender); (ii) neither the undersigned nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by applicable law; and (iii) the effective rate of interest shall be reduced to the Highest Lawful Rate (as defined in the Loan Agreement). All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Note had been in effect, then the undersigned agrees to pay to Lender an amount equal to the difference between
(x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in


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effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

         7. This Note is the "Note" referred to in the Loan Agreement, and is issued pursuant to the Loan Agreement. Reference is made to the Loan Agreement for a statement of the additional rights and obligations of the undersigned and Lender. In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; the undersigned promises and agrees to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.

         8. Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (i) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note and all lack of diligence or delays in collection or enforcement hereof; (ii) agrees that Lender at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (iii) to the extent permitted by law, waives all exemptions under the laws of the State of Maryland and/or any state or territory of the United States; (iv) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (v) agrees to pay, in addition to all other sums of money due, all cost of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

         9. No waiver by Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Lender in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.

         10. If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or


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circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Note until Borrower and Lender amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

         11. No amendment, supplement or modification of this Note nor any waiver of any provision of this Note shall be made except in writing executed by the party against whom enforcement is sought.

         12. This Note shall be binding upon the undersigned and its successors and assigns. Notwithstanding the foregoing, the undersigned may not assign any of its rights or delegate any of its obligations under this Note without the prior written consent of Lender, which may be withheld in its sole discretion.

         13. Each entity constituting Borrower shall be jointly and severally liable for all of the obligations of Borrower under this Note.

         14. THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE, AND THE PARTIES EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO BORROWER, BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER'S ADDRESS SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT. BORROWER FURTHER WAIVES ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

         15. THE UNDERSIGNED HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE UNDERSIGNED, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT


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MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE
UNDERSIGNED'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                               [SIGNATURES FOLLOW]


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         IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first above written.


                                      LTC HEALTHCARE ACQUISITION COMPANY, INC., a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:     James J. Pieczynski
                                             Title:    Treasurer

                                      LTC HEALTHCARE OF ATLANTA, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:     James J. Pieczynski
                                             Title:    Treasurer


                                      LTC HEALTHCARE OF BONNER SPRINGS, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF CHICOPEE, INC.,
                                      a Nevada corporation

                                      By:
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF COFFEYVILLE, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


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                                      LTC HEALTHCARE OF CONVERSE, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF FORT VALLEY, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF GARDNER, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF HOLYOKE, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF JESSUP, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF NEW PORT RICHEY, INC., a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


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                                      LTC HEALTHCARE OF SALINA, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF SHEPARD, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF SOUTH HADLEY, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF SPRINGFIELD, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer

                                      LTC HEALTHCARE OF STATESBORO, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE OF TYLER, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


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                                      LTC HEALTHCARE OF WHIGHAM, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


                                      LTC HEALTHCARE RECEIVABLES, INC.,
                                      a Nevada corporation

                                      By:    /S/ JAMES J. PIECZYNSKI
                                             ---------------------------------
                                             Name:      James J. Pieczynski
                                             Title:     Treasurer


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